EX-99

Public Service Enterprise Group

Capital Research

Portfolio Managers Meeting

May 28, 2008

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse Changes in energy industry, policies and regulation, including market rules that may adversely affect our operating results.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and/or regulatory approvals from federal and/or state regulators.

Changes in federal and/or state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse capital market performance of our decommissioning and defined benefit plan trust funds.

Changes in technology and/or increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-
Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.  These slides are intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG Overview

Tom O’Flynn

Executive Vice President and Chief Financial Officer – PSEG
President and Chief Operating Officer – PSEG Energy Holdings

Our platform …

… provides earnings stability and multiple sources of revenue for growth.

Stable electric and gas
distribution and
transmission company
rated top quartile for
reliability providing
service in mature
service territory in New
Jersey.

Major electric generation
company with 13,300
MW of base-load,
intermediate and load
following capability
operating in attractive
markets in the Northeast
with operating control of
additional 2,000 MW of
capacity in Texas.

Redeployment of capital
through the sale of
international assets.
Focused on managing
lease portfolio and
potential investment in
renewables.

2007 Operating
Earnings:

$949M*

$115M*

$376M*

2008 Guidance:

$1,040M - $1,140M

$45M – $60M

$350M – $370M

* See page 24 for Items excluded from Net Income to reconcile to Operating Earnings

Our focus is to maximize benefits from existing assets …

… and build a substantial platform for ongoing growth.

Processes embedded
throughout the
organization on how
to manage, operate
and invest with
excellence as the
goal

Regulatory
mechanisms in place
supporting best-in-
class reliability
enhanced by market
dynamics
encouraging
investment

Maintain strong
balance sheet
providing
opportunity to
deploy capital to
meet shareholder
objectives for
growth with
reasonable risk

Operational
Excellence

Regulatory and
Market Environment

Growth with
Manageable Risk

Major influences on business environment remain:

PSEG Power’s base-
load nuclear assets
well situated in carbon
constrained
environment

PSE&G pursuing
investments in energy
efficiency and
renewables

Significant new
transmission capital
program to improve
reliability

Capital investment in
coal fleet to meet
environmental
requirements
maintains critical
infrastructure and
expands capability

New peaking capacity
leverages existing
brownfield sites;
potential for new
nuclear

Climate Change

Infrastructure
Requirements

Capacity Needs

PSEG assets are well positioned to meet the needs of customers and shareholders in a challenging environment.

We are continuing to improve operational practices and participate in market design discussions …

… to support long-term growth and reliability.

NJ enacted Regional Greenhouse Gas Initiative
(RGGI)

Draft  NJ Energy Master Plan released

PSEG Power exposed to heat rate expansion, gas
prices and carbon

Bid for new peaking capacity not accepted

Pursuing RFPs in CT

Awaiting RTEP decision on additional transmission

PSE&G pursuing pilot programs to test energy
efficiency and conservation

Hope Creek uprate and Salem steam generator adding
140MW

Fossil fleet adopted operating model based on
Nuclear’s success

Goal is to maintain (at a minimum) operating
capability of nuclear fleet at 90% capacity factor

PSE&G pursuing pilot programs in advanced metering
and back office technology

Operational
Excellence

Regulatory and
Market Environment

Growth with
Manageable Risk

Power’s open EBITDA is approximately $2.6 - $2.8 billion …

… which will vary depending upon market drivers.

~ $40M

  $1/MWh

~ $69 - 73/MWh

(PJM-West)

Energy

Gas ~$8.50 to $9.00/MB

Coal ~ $2.85 to $3.15/MB

Fuel

~ $1.0 – 1.05B

O&M

Capacity

~ $120M

$10/KW-yr

~ $60 - $65/KW-yr

(~ $165 - $178/MW-day)

EBITDA
Impact

Sensitivity

Assumption

$1.0

$1.5

$2.0

$2.5

$3.0

2008 Forecasted EBITDA $2.05B - $2.25B

* Open EBITDA reflects unhedged results of Power at market prices shown above

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission (formula rates)

NJ BPU regulation for electric and gas distribution

Managing recovery lag on electric and gas distribution investments

PSE&G’s base investment plan …

2007 Actual

Rate Base = $6.4 B

2012 Base Plan

Rate Base = $10.2 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid
foundation for future earnings growth from 2008 – 2012 of 7 - 8%.

PSE&G Rate Base

Gas

Distribution

35%

Electric

Transmission

13%

Electric

Distribution

52%

Gas

Distribution

30%

Electric

Transmission

22%

Electric

Distribution

48%

Improved processes, markets and well-positioned assets …

* See page 24 for Items excluded from Net Income to reconcile to Operating Earnings

… should continue to drive annual earnings guidance growth
of 8 - 9%.

$1.73

$2.71

$2.80 - $3.05

$3.05 - $3.35

2008
Guidance

2009
Guidance

+ 8 - 9%

+ 8 - 9%

2006 Operating

Earnings*

2007 Operating

Earnings*

2010E

2011E

Our recent 10% dividend increase continues 100-year
history of paying common dividends.

Payout objective of 40 – 50% provides opportunity for growth with earnings.

* Indicated annual dividend rate

*

44%

Payout
Ratio

40 – 50%

43%

66%

63%

?

$1.12

$1.14

$1.29

$1.17

$1.00

$1.25

$1.50

2005

2006

2007

2008

2009E

Holdings
Dividend

Shareholder
Dividend

PSE&G
Dividend

Discretionary
Cash*

Parent Sources and Uses
(2008 – 2011 Forecast)

Power
Dividend

$3.0B

At PSEG, we forecast $3.0B of discretionary cash through
2011.

Cash flow from Power is the primary driver of discretionary cash.

*Forecast includes some use of cash to meet potential IRS tax liability.

$0.0

$2.0

$4.0

$6.0

Sources

Uses

Cash flow projection

During Q1 2008, cash from operations improved by approximately
$100 million over the same period last year.  Excluding changes in working capital, cash from operations is approximately $140 million higher than the first quarter of 2007.

PSEG expects that it could have up to $3 billion of cash available through the end of 2011 to pursue disciplined growth of its
businesses or to repurchase common stock.

Our forecast of cash available over 2008-2011 assumed some
financing costs associated with meeting potential tax claims related to Holdings’ leveraged lease investments.

Our ultimate liability could exceed our forecast and may be met sooner than anticipated.  However, management believes that the impact of any financing activity would have a manageable impact on its key credit metrics.

Redeploying our $3.0B of discretionary cash towards
additional growth and / or share repurchases…

…drives our Consolidated earnings growth rate resulting in a total shareholder return between 10 – 13%.

+

Holdings

PSE&G

Power

Parent

$2.80

-

$3.05

2008

2009

2010

2011

1040

-

1140

45

-

60

350

-

370

(15)

–

(10)

8

–

9% Annual Growth

Subsidiary

Annual Growth

5

–

7%

Discretionary Cash

Annual Growth

6

–

8%

5

–

7%

3%

Subsidiary Earnings

Annual Growth

5

–

7%

“

Discretionary Cash

”

–

Annual Growth /

Share Repurchases

3%

Annual

Dividend Yield

3%

Total Shareholder

Return

10

-

13%

Fitting the pieces together - PSEG value proposition

PSEG well positioned in current business environment

Process improvement programs support efforts to:
                                - maintain reliability
                                - control costs
                                - provide value to the customer

Asset mix provides opportunities in attractive markets

Strengthened balance sheet supports capital investment

Return of cash to shareholders through dividends
provides discipline to investment process

Earnings growth and yield offer opportunity for double
digit shareholder returns of 10 – 13%

APPENDIX

PSEG Power

Low-cost portfolio

Strong cash generator

Regional focus in competitive,
liquid markets

Assets favorably located

Many units east of PJM constraints

Southern NEPOOL/ Connecticut

Near customers/load centers

80% of Fossil capacity has dual
fuel capabilities

Integrated generation and portfolio
management optimizes asset-
based revenues

… we continue to like the assets we have and their location.

Right set of assets, right markets at the right time …

18%

47%

8%

26%

Fuel Diversity – 2007

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2007

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,200

Total MW: 13,300

CO2 Emissions (lbs/MWh)
Big Rivers Electric Corp
NiSource Inc
Vectren Corporation
Ameren
Edison International
E.ON U.S.
Dynegy Inc
Hoosier Energy
East Kentucky Power Coop
Reliant
AES Corp
Allegheny Energy Inc
DPL Inc
Mirant Corp
Buckeye Power Inc
Tennessee Valley Authority
American Electric Power (AEP)
CMS Energy
DTE Energy
Duke Energy
Old Dominion Electric Coop
FirstEnergy
Progress Energy
Dominion
PPL
Constellation Energy Group, Inc
U S Bank National Assoc
Cogen Technologies Linden Vent
PSEG
Exelon Corporation

20

Power’s assets have a low carbon profile …

… which is well positioned for virtually any form of carbon
restrictions.

Source: Energy Information Administration (2006)

2006 CO2 Emissions Rate Ranking
(Companies in PJM States)

0

500

1,000

1,500

2,000

2,500

3,000

The implementation of carbon legislation will address
the critical issue of global warming …

$14.40

100%

Total

$0.00

$0.0

0%

Nuclear

$3.20

$8.0

40%

Gas CC

$1.20

$12.0

10%

CTs

$10.00

$20.0

50%

Coal

Impact

($/MWh)

$/MWh

On margin
(Illustrative)

Dispatch curve implication @ $20/ton*

By Fuel Type

$12.0

$18.0

$30.0

@$30/ton

$8.0

$12.0

$20.0

@$20/ton

$4.0

$6.0

$10.0

@$10/ton

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

2007 Total GWh: 53,200

… and will put additional upward pressure on energy prices.

* For illustration purposes – potential impact of CO2 on power prices with current dispatch – not an indication of net effect on income.

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08

22

Rising coal and natural gas prices have driven LMPs ...

… and this trend may continue.

Central Appalachian Coal ($/Ton)

Natural Gas Henry Hub ($/MMbtu)

Electric PJM Western Hub RTC Price ($/MWh)

On Peak Heat Rate Expansion (MMbtu/MWh)

Note: Forward prices as of 4/28/08

$40

$50

$60

$70

$80

$90

2009

2010

2011

$6.5

$7.0

$7.5

$8.0

$8.5

$9.0

$9.5

$10.0

2009

2010

2011

8.5

9.0

9.5

10.0

10.5

2009

2010

2011

$55

$60

$65

$70

$75

$80

2009

2010

2011

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

23

Power’s hedging program provides near-term stability from
market volatility …

… while remaining open to long-term market forces.

Estimated impact of
$10/MWh PJM West
around the clock
price change*
($/share)

Contracted Energy

Contracted Capacity

% sold

(left

scale)

Estimated impact of
$30/MW-day capacity
price change*
($/share)

Price
(right
scale)

Price

(right
scale)

* Assuming normal market commodity correlations

Power has
contracted for a
considerable
percent of its
output over the
next three years
at increasing
prices.

The pricing for
most of Power’s
capacity has been
fixed through May
of 2011, by virtue
of the completed
auctions in PJM
and NE.

% sold

(left

scale)

$0.30 - $0.70

$0.15 - $0.45

$0.04 - $0.10

$0.01 - $0.02

$0.05 - $0.15

$0.00 - $0.01

$0.00 - $0.01

$0.00 - $0.01

0%

25%

50%

75%

100%

2008

2009

2010

2011

$60

$70

$80

0%

25%

50%

75%

100%

2008

2009

2010

2011

$0

$50

$100

$150

$200

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

2007

2006

2007

2006

Merger related Costs:

PSE&G

-

$

(1)

$

-

$

Enterprise

-

(7)

(0.02)

Total Merger related Costs

-

$

(8)

$

-

$

(0.02)

$

Impact of Asset Sales:

Loss on Sale of RGE

-

(178)

-

$

(0.35)

$

Chilquinta & Luz Del Sur

(23)

-

(0.05)

-

Write down of Turboven

(7)

-

(0.01)

-

Premium on bond redemption

(28)

(7)

(0.06)

(0.02)

Total Impact of Asset Sales

(58)

$

(185)

$

(0.12)

$

(0.37)

$

Discontinued Operations:

Power - Lawrenceburg

(8)

$

(239)

$

(0.02)

$

(0.47)

$

Holdings:

SAESA

(33)

57

(0.06)

0.11

Electroandes

57

16

0.11

0.03

Elcho and Skawina

-

226

-

0.45

                Total Holdings

24

$

299

$

0.05

$

0.59

$

Total Discontinued Operations

16

$

60

$

0.03

$

0.12

$

Years Ended Dec. 31,

Years Ended Dec. 31,

($ millions)

(EPS)

Public Service Enterprise Group